For holders of RSUs and PSUs
EXHIBIT 10.2

AMENDMENT TO AWARD AGREEMENTS

This Amendment (the “Amendment”) to the Award Agreements (as defined below) is entered into as of ___________, 2026 (the “Execution Date”) by and between Kinetik Holdings Inc., a Delaware corporation (the “Company”), and ___________________ (the “Grantee” and, together with the Company, the “Parties”), effective as of, (i) if the Grantee is a director or officer of the Company (as defined in Rule 16a-1(f) adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the later to occur of (x) the ninety first (91st) day after the Execution Date and (y) two (2) business days following the disclosure of the Company's financial results in a Form 10-Q or Form 10-K for the completed fiscal quarter in which the Execution Date occurs (but, in any event, no later than the one hundred twenty first (121st) day after the Execution Date), or (ii) if the Grantee is not a director or officer of the Company, the thirty first (31st) day after the Execution Date. Capitalized terms used but not defined herein shall have their respective meanings set forth in the applicable Award Agreement.
The Parties have entered into certain Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreements (the “RSU Agreements”) and certain Performance Stock Unit Grant Notice and Performance Stock Unit Agreements (the “PSU Agreements, and, together with the RSU Agreements, the “Award Agreements”) pursuant to the Kinetik Holdings Inc. 2019 Omnibus Compensation Plan, pursuant to which the Company granted to Grantee awards of RSUs and PSUs, as applicable.
The Parties desire to amend certain provisions of each Award Agreement, as set forth herein.
AGREEMENT
In consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:
1.Paragraph 5 of Exhibit A of each RSU Agreement is hereby amended and restated in its entirety as follows:
5.    Tax Withholding.
(a)Any income taxes, Federal Insurance Contributions Act, state disability insurance, or other similar payroll and withholding taxes (“Withholding Obligation”) arising with respect to the RSUs or any Dividend Equivalents settled in Stock are the Participant’s sole responsibility and shall be settled pursuant to Section 5(b) or 5(c), below. With respect to any Dividend Equivalents settled in cash, the amount of cash paid to the Participant with respect to such Dividend Equivalents will be reduced by the Withholding Obligation.

(b)By accepting this Agreement, the Participant hereby elects, effective on the Date of Grant, to sell shares of Stock held by the Participant in an amount and at such time as is determined in accordance with this Section 5(b), and to allow the Agent, as defined below, to remit the cash proceeds of such sales to the Company or its Affiliate that employs the Participant as more specifically set forth below (a “Sell to Cover”) to permit the Participant to satisfy the Withholding Obligation to the extent the Withholding Obligation is not otherwise satisfied pursuant to the provisions of Section 5(c) below, and the Participant further acknowledges and agrees to the following provisions:

(i)The Participant hereby irrevocably appoint the Company’s designated broker, Fidelity Brokerage Services LLC, or such other broker as the Company may select, as the Participant’s agent (the “Agent”), and the Participant authorizes and directs the Agent to:

(A)Sell on the open market at the then prevailing market price(s), on the Participant’s behalf, as soon as practicable on or after the settlement of the vested RSUs, the minimum number of shares of Stock necessary to generate proceeds to cover the satisfaction of the Withholding Obligation (based on the statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such taxable income and necessary to satisfy the Company’s or its Affiliate’s tax withholding obligations);

(B)Remit directly to the Company or its Affiliate that employs the Participant the proceeds necessary to satisfy the Withholding Obligation; and

(C)Deposit any remaining funds in the Participant’s account.

(ii)The Participant acknowledges that the Participant’s election to Sell to Cover and the corresponding authorization and instruction to the Agent set forth in Section 5(b) is intended to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act, and to be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act (the Participant’s election to Sell to Cover and the provisions of Section 5(b), collectively, the “10b5-1 Plan”). The Participant acknowledges that by accepting this Award, the Participant is adopting the 10b5-1 Plan to permit the Participant to satisfy the Withholding Obligation. The Participant hereby authorizes the Company and the Agent to cooperate and communicate with one another (and with the Participant’s employer) to determine the number of shares of Stock that must be sold pursuant to Section 5(b) to satisfy the Withholding Obligation.

(iii)The Participant acknowledges that the Agent is under no obligation to arrange for the sale of Stock at any particular price under this 10b5-1 Plan and that the Agent may effect sales as provided in this 10b5-1 Plan in one or more sales and that the average price for executions resulting from bunched orders may be assigned to the Participant’s account. In addition, the Participant acknowledges that it may not be possible to sell shares of Stock as provided for in this 10b5-1 Plan, and in the event of the Agent’s inability to sell shares of Stock, the Participant will continue to be responsible for the Withholding Obligation.

(iv)The Participant hereby agrees to execute and deliver to the Agent (and authorize the Company on the Participant’s behalf to execute and deliver to the Agent) any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this 10b5-1 Plan. The Agent is a third-party beneficiary of Section 5(b) and the terms of this 10b5-1 Plan.

(v)The Participant’s election to Sell to Cover and to enter into this 10b5-1 Plan is irrevocable. This 10b5-1 Plan shall terminate not later than the date on which the Withholding Obligation arising from the vesting and settlement with respect to 100% of the RSUs is satisfied.

(c)Stock receivable upon settlement (including Stock subject to the Withholding Obligation) will be taxable to the Participant in an amount equal to the closing price of the shares on the date of settlement (or, if such date is not a business day, the last day preceding such day).

The Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting or settlement of this Award or disposition of the underlying shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor.  The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
2.Paragraph 5 of Exhibit A of each PSU Agreement is hereby amended and restated in its entirety as follows:
5.    Tax Withholding.
(a)Any income taxes, Federal Insurance Contributions Act, state disability insurance, or other similar payroll and withholding taxes (“Withholding Obligation”) arising with respect to the PSUs or any Dividend Equivalents settled in Stock are the Participant’s sole responsibility and shall be settled pursuant to Section 5(b) or 5(c), below. With respect to any Dividend Equivalents settled in cash, the amount of cash paid to the Participant with respect to such Dividend Equivalents will be reduced by the Withholding Obligation.

(b)By accepting this Agreement, the Participant hereby elects, effective on the Date of Grant, to sell shares of Stock held by the Participant in an amount and at such time as is determined in accordance with this Section 5(b), and to allow the Agent, as defined below, to remit the cash proceeds of such sales to the Company or its Affiliate that employs the Participant as more specifically set forth below (a “Sell to Cover”) to permit the Participant to satisfy the Withholding Obligation to the extent the Withholding Obligation is not otherwise satisfied pursuant to the provisions of Section 5(c) below, and the Participant further acknowledges and agrees to the following provisions:

(i)The Participant hereby irrevocably appoint the Company’s designated broker, Fidelity Brokerage Services LLC, or such other broker as the Company may select, as the Participant’s agent (the “Agent”), and the Participant authorizes and directs the Agent to:

(A)Sell on the open market at the then prevailing market price(s), on the Participant’s behalf, as soon as practicable on or after the settlement of the vested PSUs, the minimum number of shares of Stock necessary to generate proceeds to cover the satisfaction of the Withholding Obligation (based on the statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such taxable income and necessary to satisfy the Company’s or its Affiliate’s tax withholding obligations);

(B)Remit directly to the Company or its Affiliate that employs the Participant the proceeds necessary to satisfy the Withholding Obligation; and

(C)Deposit any remaining funds in the Participant’s account.

(ii)The Participant acknowledges that the Participant’s election to Sell to Cover and the corresponding authorization and instruction to the Agent set forth in Section 5(b) is intended to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act, and to be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act (the Participant’s election to Sell to Cover and the provisions of Section 5(b), collectively, the “10b5-1 Plan”). The Participant acknowledges that by accepting this Award, the Participant is adopting the 10b5-1 Plan to permit the Participant to satisfy the Withholding Obligation. The Participant hereby authorizes the Company and the Agent to cooperate and communicate with one another (and with the Participant’s employer) to determine the number of shares of Stock that must be sold pursuant to Section 5(b) to satisfy the Withholding Obligation.

(iii)The Participant acknowledges that the Agent is under no obligation to arrange for the sale of Stock at any particular price under this 10b5-1 Plan and that the Agent may effect sales as provided in this 10b5-1 Plan in one or more sales and that the average price for executions resulting from bunched orders may be assigned to the Participant’s account. In addition, the Participant acknowledges that it may not be possible to sell shares of Stock as provided for in this 10b5-1 Plan, and in the event of the Agent’s inability to sell shares of Stock, the Participant will continue to be responsible for the Withholding Obligation.

(iv)The Participant hereby agrees to execute and deliver to the Agent (and authorize the Company on the Participant’s behalf to execute and deliver to the Agent) any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this 10b5-1 Plan. The Agent is a third-party beneficiary of Section 5(b) and the terms of this 10b5-1 Plan.

(v)The Participant’s election to Sell to Cover and to enter into this 10b5-1 Plan is irrevocable. This 10b5-1 Plan shall terminate not later than the date on which the Withholding Obligation arising from the vesting and settlement with respect to 100% of the PSUs is satisfied.

(c)Stock receivable upon settlement (including Stock subject to the Withholding Obligation) will be taxable to the Participant in an amount equal to the closing price of the shares on the date of settlement (or, if such date is not a business day, the last day preceding such day).

The Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting or settlement of this Award or disposition of the underlying shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor.  The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including, without limitation, attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
3.If the Grantee is a director or officer of the Company, the Grantee represents and warrants that, as of the Execution Date (i) the Grantee is not aware of any material non-public information regarding the Company or any of its securities and (ii) the Grantee is entering into this Amendment in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 adopted under the Exchange Act.

4.This Amendment shall be governed by the laws of the State of Delaware.

5.This Amendment may be executed in any number of counterparts (including a portable document format (PDF) copy thereof) with the same effect as if both Parties had signed the same document.

6.Except as hereby amended, each Award Agreement shall remain in full force and effect.

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The Parties have executed this Amendment as of the date first written above.

KINETIK HOLDINGS INC.

    By:______________________________________
    Name: Steven Stellato
    Title: EVP, Chief Administrative & Accounting Officer

GRANTEE

Name:

Signature Page To
Amendment To Award Agreements